Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Owens Corning (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2010 (the “Report”), I, Duncan J. Palmer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Duncan J. Palmer
Duncan J. Palmer
Chief Financial Officer

April 28, 2010